UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 12, 2008 (May 12, 2008)
SPHERIS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-132641	62-1805254

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

9009 Carothers Pkwy., Ste. C-3, Franklin, Tennessee	37067

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 261-1500
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On May 12, 2008, Spheris Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2008, the text of which is set forth in Exhibit 99.1.
     The attached press release includes a presentation of Adjusted EBITDA. The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, and other expense or income (including mark-to-market adjustments related to the Company’s derivative financial instruments). Adjusted EBITDA is a financial measure not computed in accordance with United States generally accepted accounting principles, or GAAP. The Company believes that this non-GAAP measure, when presented in conjunction with the comparable GAAP measure, is useful to both management and investors in analyzing the Company’s ongoing business and operating performance. The Company believes that providing the non-GAAP information to investors, in addition to the GAAP presentation, allows investors to view the Company’s financial results in the way management and the Company’s senior lenders view the Company’s operating results. Management believes Adjusted EBITDA is useful as a supplemental measure of the performance of the Company’s operations because it isolates the Company’s operating performance from the accounting impact of the Company’s financing strategies, tax provisions, depreciation and amortization. Additionally, since Adjusted EBITDA is a significant component of certain financial covenants under the Company’s senior secured credit facility agreement, management believes Adjusted EBITDA is useful for investors to better assess the Company’s compliance with these financial covenants. Management believes Adjusted EBITDA should be considered in addition to, but not as a substitute for, items prepared in accordance with GAAP that are presented in the press release, as the items excluded in the presentation of Adjusted EBITDA are significant components in understanding and assessing financial performance. A reconciliation of Adjusted EBITDA to the nearest comparable GAAP financial measure has been provided in the press release. Adjusted EBITDA, as presented, may not be comparable to similarly titled measures of other companies.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits:
     The following exhibit is filed or furnished herewith as noted above:

Exhibit Number	Description
99.1	Press Release dated May 12, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERIS INC.
Date: May 12, 2008	By:	/s/ Brian P. Callahan
Brian P. Callahan
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated May 12, 2008

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